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                                                                   Exhibit 10.32

                           LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of May 24, 1996, by and between Mediqual Systems, Inc. ("Borrower") whose address is 1900 West Park Drive, Suite 250, Westboro, MA 01581 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated November 16, 1993 in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Working Capital Line"), and a Promissory Note, dated November 16, 1993 in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Term Note") (collectively, the 'Notes"). The Working Capital Line has been modified pursuant to two Loan Modification Agreements dated May 5, 1995 pursuant to which, among other thing, the principal amount of the Working Capital Line was decreased to Five Hundred Thousand and 00/100 Dollars ($500,000.00) and a Loan Modification Agreement dated January 5, 1996. The Term Note has been modified pursuant to a Loan Modification Agreement dated June 30, 1994. The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Letter Agreement, dated November 16, 1993, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement'). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated November 16, 1993.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Notes (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with ail other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."


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3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATION(S) TO WORKING CAPITAL LINE.

          1. The principal amount of the Note is hereby increased to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00).

          2. The interest rate to be applied to the unpaid principal balance of the Note is hereby decreased, effective as of this date, to one (1.00) percentage point over the Lender's current Index. Notwithstanding the foregoing, the interest rate shall be further decreased to a rate equal to the Lender's current Index upon Borrower's successful completion of an initial public offering
               (IPO). Such interest rate change shall take effect the first day of the month following Lender's receipt of Borrower's financial statements showing Borrower has complied with the foregoing criteria.

    B.    MODIFICATION(S) TO LOAN AGREEMENT.

          1. The paragraph entitled "1. Profitability" is hereby amended in its entirety, to read as follows:

               Borrower shall achieve minimum net operating income of $250,000.00, on a quarterly basis.

          2. The numbered paragraph 2. entitled "Minimum Equity" is hereby amended in its entirety, to read as follows:

               Beginning with the month ended March 31, 1996, Borrower shall maintain, on a monthly basis, a maximum Tangible Capital Base
               (TCB) of ($100,000.00), increasing to a minimum TCB of $1.00 as of the month ending June 30, 1996, and thereafter. Beginning with the month ending June 30, 1996, TCB shall include 50% of net income, effective on net income earned for the quarter ending June 30, 1996. Furthermore, upon Borrower's successful completion of an IPO, the Tangible Capital Base calculation shall include 50% of the IPO proceeds.

          3. The numbered paragraph 3. entitled "Liquidity" is hereby amended in its entirety, to read as follows:
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               Borrower shall maintain, on a monthly basis, availability under the borrowing base greater than the outstanding balance of the Term Note. Notwithstanding the foregoing, upon Borrower's successful completion of an IPO, availability under the borrowing base shall exclude the outstanding balance of the Term Note.

          4. The paragraph beginning with the words "To provide the Bank with duplicate unaudited . . ." is hereby amended in its entirety, to read as follows:

               Provide Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's financial statements for the year ended, audited by a certified public accountant satisfactory to Lender, and as soon as available, but in no event later than thirty (30) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, together with a Compliance Certificate, prepared by Borrower and certified as correct to the best knowledge and belief by Borrowers chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis, and certified by Borrower as being true and correct, Notwithstanding the foregoing, upon filing by Borrower for an IPO, Borrower shall deliver its fiscal year end 1995 financial statements to Lender. Following the completion of the IPO. Borrower shall deliver its interim financial statements to Lender within forty-five (45) days after each quarter end.

          5. The paragraph entitled "Adjusted Quick Ratio" is hereby amended in its entirety, to read as follows:

               Borrower shall maintain, on a monthly basis, a minimum quick ratio of 0.65 to 1.00, increasing to 0.90 to 1.00 beginning with the month ending October 31, 1996, and thereafter. Adjusted quick ratio shall mean cash plus cash equivalents plus net accounts receivable divided by total current liabilities. For purpose of calculation, deferred revenue shall be excluded from the adjusted quick ratio.

          6. The paragraph beginning with the words "The maximum available borrowings. . ." is hereby amended, to read as follows:
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               The maximum available borrowings, including outstanding letters of credit under the Working Capital Line will be the lesser of
               (a) $1,500,000.00 or (b) seventy-five percent (75%) of eligible domestic accounts receivables within 90 days from date of invoice (defined as 60 days and under from the Borrower's agings).

4. PAYMENT OF LOAN FEE. Borrower shall pay Lender a fee in the amount of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) plus all out-of-pocket expenses (the "Loan Fee").

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided,

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however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                          LENDER:

MEDIQUAL SYSTEMS, INC.             SILICON VALLEY BANK, doing
                                   business as SILICON VALLEY
                                   EAST

By: /s/ William C. Price           By: /s/ Mark Pasculano
   ---------------------               ------------------
Name: William C. Price             Name: Mark Pasculano
     -------------------                 ----------------
Title:    CFO                      Title:    VP
     -------------------                 ----------------

                                   SILICON VALLEY BANK

                                   By: /s/ Julie Haga
                                       ------------------
                                   Name:    Julie Haga
                                       ------------------
                                   Title:         VP
                                       ------------------
                                   (Signed at Santa Clara County, CA)